UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 2, 2024

MKS INSTRUMENTS, INC.

(Exact name of Registrant as Specified in Its Charter)

Massachusetts	000-23621	04-2277512
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2 Tech Drive, Suite 201
Andover, Massachusetts	01810
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: 978 645-5500

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	MKSI	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 2, 2024, the Board of Directors (the “Board”) of MKS Instruments, Inc. (the “Company”) approved and adopted the Second Amended and Restated By-Laws of the Company (the “Second Amended and Restated By-Laws”), effective as of the same date. The Second Amended and Restated By-Laws, among other things, (i) declassify the Board, (ii) enhance and clarify certain procedural and disclosure requirements related to stockholder nominations of directors and submissions of proposals regarding other business at annual or special meetings of stockholders, including with respect to the information about any such stockholders and their affiliates required to be disclosed to the Company, the number of nominees that stockholders may nominate for election, and certain other updates in light of the “universal proxy” rules adopted by the Securities and Exchange Commission pursuant to Rule 14a-19 of the Securities Exchange Act of 1934, as amended, and (iii) incorporate various other administrative, technical, clarifying and conforming changes.

Pursuant to the Second Amended and Restated By-Laws, the declassification of the Board will be phased in over a three-year period beginning with the Company’s 2026 annual meeting of stockholders and will result in the Board being fully declassified (and all Board members standing for annual elections) beginning with the Company’s 2028 annual meeting of stockholders.

The foregoing summary of the Second Amended and Restated By-Laws does not purport to be complete and is qualified in its entirety by reference to the full text of the Second Amended and Restated By-Laws, a copy of which is attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

3.1	Second Amended and Restated By-Laws, effective December 2, 2024

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MKS Instruments, Inc.

Date: December 3, 2024	By:	/s/ Kathleen F. Burke
	Name:	Kathleen F. Burke
	Title:	Executive Vice President, General Counsel & Secretary